SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of Report (Date of earliest event reported):  July 6, 2004

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                     000-29829                91-1815009
(State or other jurisdiction         (SEC File Number)         (IRS Employer
of incorporation or organization)                            Identification No.)



                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
              (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

Item 9.  Regulation FD Disclosure

            Pacific Financial Corporation ("Pacific") is furnishing information in accordance with Regulation FD regarding its financial results for the six months ended June 30, 2004. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in any such filing.

            Pacific's net income for the six months ended June 30, 2004, was $3,076,120, a 35.9% increase compared to $2,263,214 for the six months ended June 30, 2003. The most significant factor contributing to the increase was the acquisition and merger of BNW Bancorp, Inc., effective February 27, 2004, accounted for as a purchase.

            Net interest income for the six months ended June 30, 2004, increased $2,971,772 to $9,089,244 compared to the same period of the prior year. The increase is attributable to a $3,134,285 increase in interest income and a $162,513 increase in interest expense.

            Non-interest income increased $542,695 to $1,444,193 for the six months ended June 30, 2004, compared to the same period of the prior year, while non-interest expense increased $2,362,561 to $6,203,317. The increase in non-interest expense was primarily related to increases in all expense categories due to the merger of BNW Bancorp, Inc. into Pacific.

            The federal income tax provision for the six months ended June 30, 2004, was $884,000, compared to $915,000 for the six months ended June 30, 2003.

            Pacific's unaudited consolidated balance sheets at June 30, 2004 and June 30, 2003, and unaudited consolidated statements of operations for the six months ended June 30, 2004 and 2003, follow.

                          PACIFIC FINANCIAL CORPORATION
                           Consolidated Balance Sheet
                                   (unaudited)

                                           6-30-04         6-30-03

      Cash & due from banks             $ 14,135,445     $ 18,952,068
      Taxable securities                  31,986,239       45,523,303
      Non-taxable securities              18,590,830       14,919,949
      Fed funds sold                               0        5,000,000
      Loans held for sale                  5,463,775                0
      Real estate                        217,290,877      116,105,242
      Commercial                          98,857,709       63,566,450
      Installment                          9,375,273        5,344,359
      Overdrafts                             862,556          295,467
                                        ------------      -----------

      Gross loans                        331,850,191      185,311,518
      Less: Loan loss reserve              3,761,041        2,349,654
                                        ------------      -----------
      Net loans                          328,089,150      182,961,864

      Fixed assets-net                     6,625,735        3,718,089
      Goodwill and intangibles            11,884,067                0
      Other real estate owned                 83,818        1,024,689
      BOLI & cash surrender life ins       8,857,301        6,047,010
      Other assets                         3,661,855        2,620,563
                                        ------------      -----------

      TOTAL ASSETS                      $423,914,439     $280,797,535
                                        ============     ============

      DEPOSITS:
          Demand                        $ 66,109,566     $ 38,093,326
          Now                             49,163,909       32,016,703
          Money market                    55,960,887       26,346,103
          Savings                         54,668,718       51,905,303
          Time                           116,642,696       88,563,591
                                        ------------      -----------
      Total deposits                     342,545,777      236,925,026

      Fed. funds purchased                13,527,000                0
      Other borrowings                    19,729,586       14,500,000
      Other liabilities                    2,422,689        2,206,250
                                        ------------      -----------
      Total liabilities                  378,225,051      253,631,276
                                        ------------      -----------

      Common stock                         3,173,339        2,512,669
      Additional paid-in capital          26,880,135        9,838,981
      Undivided profits                   12,663,693       11,614,455
      Acc. other comprehensive income       (103,899)         936,940
      Curr. period profit/(loss)           3,076,120        2,263,214
                                        ------------      -----------
      Total equity                        45,689,388       27,166,259
                                        ------------      -----------

      TOTAL LIABILITIES & EQUITY        $423,914,439     $280,797,535
                                        ============     ============

                          PACIFIC FINANCIAL CORPORATION
                      Consolidated Statements of Operations
                                   (unaudited)

                                          Six Months Ended June 30,
                                             2004            2003
                                             ----            ----

      Interest on loans                 $  8,746,396     $  6,200,482
      Fees/late charges on loans           1,071,428          411,050
      Interest on investments              1,217,637        1,282,665
      Interest on fed funds sold              11,603           18,581
                                        ------------     ------------
      Total interest income               11,047,063        7,912,778

      Interest exp. on deposits            1,652,491        1,564,268
      Other interest expense                 305,328          231,038
                                        ------------     ------------
      Total interest expense               1,957,819        1,795,306
                                        ------------     ------------

      Net interest income                  9,089,244        6,117,472
      Less: Prov. for loan losses            370,000                0
                                        ------------     ------------
      Net int. income after prov.          8,719,244        6,117,472

      S/C on deposit accounts                145,503          136,628
      Overdraft charges                      480,107          390,927
      Other charges & fees                   172,765          192,875
      Other income                           645,817          181,068
                                        ------------     ------------
      Total non interest income            1,444,193          901,498

      Salaries and employee benefits       3,753,849        2,312,911
      Occupancy and equipment                716,373          478,373
      Other                                1,733,095        1,049,472
                                        ------------     ------------
      Total operating expenses             6,203,317        3,840,756
                                        ------------     ------------
      Income before taxes                  3,960,120        3,178,214
      Income taxes                           884,000          915,000
                                        ------------     ------------

      NET INCOME                        $  3,076,120     $  2,263,214
                                        ============     ============

                          PACIFIC FINANCIAL CORPORATION
                           Selected Performance Ratios

                                        Three Months Ended March 31,
                                             2004            2003
                                             ----            ----

      Net interest margin                     5.19%           4.72%
      Efficiency ratio                       57.70%          53.77%
      Return on average assets                1.63%           1.61%
      Return on average equity               19.28%          18.58%


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  July 6, 2004                      By: /s/ John Van Dijk
                                              -----------------
                                              John Van Dijk
                                              Executive Vice President
                                              and Chief Financial Officer